Exhibit 10.3

SECURITY AGREEMENT

This SECURITY AGREEMENT, dated as of May 28, 2025 (this “Agreement”) is entered into by and between Naya Therapeutics, Inc., a Delaware corporation (“Obligor”), and INVO Fertility, Inc., a Nevada corporation (the “Secured Party”).

WITNESSETH

WHEREAS, concurrently herewith, the Obligor has issued a $4,803,175 Secured Convertible Promissory Note to the Secured Party (the “Note”); and

WHEREAS, the parties hereto acknowledge that the Note shall be entitled to the benefits of the security interest provided for the benefits of the holders of the Note.

WHEREAS, in order to induce the Secured Party to acquire the Note, the Obligor has agreed to execute and deliver to the Secured Party this Agreement for the benefit of the Secured Party and to grant to it a first priority security interest in the Collateral (as defined in Section 1 below) of the Obligor to secure the prompt payment, performance, and discharge in full of the Obligor’s obligations under the Note (as defined below).

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1. Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC (such as “general intangibles” and “proceeds”) shall have the respective meanings given such terms in Article 9 of the UCC.

(a) “Collateral” means the collateral in which the Secured Party is granted a security interest by this Agreement and which shall include the following personal property of the Obligor, whether presently owned or existing or hereafter acquired or coming into existence, wherever situated, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation, all proceeds from the sale or transfer of the Collateral and of insurance covering the same and of any tort claims in connection therewith, and all dividends, interest, cash, notes, securities, equity interest or other property at any time and from time to time acquired:

(i) All goods, including, without limitation, (A) all machinery, equipment, computers, motor vehicles, trucks, tanks, boats, ships, appliances, furniture, special and general tools, fixtures, test and quality control devices and other equipment of every kind and nature and wherever situated, together with all documents of title and documents representing the same, all additions and accessions thereto, replacements therefor, all parts therefor, and all substitutes for any of the foregoing and all other items used and useful in connection with Obligor’s businesses and all improvements thereto; and (B) all inventory;

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(ii) All contract rights and other general intangibles, including, without limitation, all partnership interests, membership interests, stock or other securities, rights under any of the Organizational Documents, licenses, distribution and other agreements, computer software (whether “off-the-shelf”, licensed from any third party or developed by Obligor), computer software development rights, leases, franchises, customer lists, quality control procedures, grants and rights, goodwill, Intellectual Property and income tax refunds;

(iii) All accounts, together with all instruments, all documents of title representing any of the foregoing, all rights in any merchandising, goods, equipment, motor vehicles and trucks which any of the same may represent, and all right, title, security and guaranties with respect to each account, including any right of stoppage in transit;

(iv) All documents, letter-of-credit rights, instruments and chattel paper;

(v) All commercial tort claims;

(vi) All deposit accounts and all cash (whether or not deposited in such deposit accounts);

(vii) All investment property;

(viii) All supporting obligations;

(ix) All files, records, books of account, business papers, and computer programs; and

(x) the products and proceeds of all of the foregoing Collateral set forth in clauses (i)-(ix) above.

Without limiting the generality of the foregoing, the “Collateral” shall include all investment property and general intangibles respecting ownership and/or other equity interests in any subsidiary of Obligor, and any other shares of capital stock and/or other equity interests of any other direct or indirect subsidiary of Obligor obtained in the future, and, in each case, all certificates representing such shares and/or equity interests and, in each case, all rights, options, warrants, stock, other securities and/or equity interests that may hereafter be received, receivable or distributed in respect of, or exchanged for, any of the foregoing.

Notwithstanding the foregoing: (a) nothing herein shall be deemed to constitute an assignment of any asset which, in the event of an assignment, becomes void by operation of applicable law or the assignment of which is otherwise prohibited by applicable law (in each case to the extent that such applicable law is not overridden by Sections 9-406, 9-407 and/or 9-408 of the UCC or other similar applicable law); provided, however, that to the extent permitted by applicable law, this Agreement shall create a valid security interest in such asset and, to the extent permitted by applicable law, this Agreement shall create a valid security interest in the proceeds of such asset; and (b) nothing herein shall be deemed to constitute an assignment of any permit, agreement, assignment, contract, franchise or other general intangible set forth on Schedule C, if and to the extent that Obligor’s assignment thereof is prohibited by or in violation of a term, provision or condition of any such permit, agreement, assignment, contract, franchise or other general intangible (in each case to the extent such term, provision or condition is not overridden by Sections 9-406, 9-407 and/or 9-408 of the UCC or other similar applicable law); provided, however, that the Collateral shall include (and Obligor’s assignment shall attach) immediately at such time as the contractual prohibition shall no longer be applicable and to the extent severable, shall attach immediately to any portion of such lease permit, agreement, assignment, contract, franchise or other general intangible is not subject to the prohibitions specified in above in this clause (b).

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(b) “Intellectual Property” means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, (ii) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof, and all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including without limitation those set forth on Schedule E, (iii) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, logos, domain names and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common law rights related thereto, (iv) all trade secrets arising under the laws of the United States, any other country or any political subdivision thereof, (v) all rights to obtain any reissues, renewals or extensions of the foregoing, (vi) all licenses for any of the foregoing, and (vii) all causes of action for infringement of the foregoing.

(c) “Obligations” means all of the Obligor’s obligations under this Agreement and the Note in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Party as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.

(d) “Obligor” shall have the meaning set forth in the preamble of this Agreement.

(e) “Organizational Documents” means with respect to Obligor, the documents by which Obligor was organized (such as a certificate of incorporation, certificate of limited partnership or articles of organization, and including, without limitation, any certificates of designation for preferred stock or other forms of preferred equity) and which relate to the internal governance of Obligor (such as bylaws, a partnership agreement or an operating, limited liability or members agreement).

(f) “UCC” means the Uniform Commercial Code, as currently in effect in the State of Nevada.

2. Grant of Security Interest. As an inducement for the Secured Party to purchase the Note from Obligor and to advance funds to Obligor and to secure the complete and timely payment, performance, and discharge in full, as the case may be, of all of the Obligations, Obligor hereby, unconditionally and irrevocably, pledges, grants, and hypothecates to the Secured Party a continuing security interest in, a first lien upon, and a right of set-off against all of the Obligor’s right, title, and interest of whatsoever kind and nature in and to the Collateral (the “Security Interest”).

3. Representations, Warranties, Covenants, and Agreements of the Obligor. Obligor represents and warrants to, and covenants and agrees with, the Secured Party as follows:

(a) Obligor has the requisite corporate power and authority to enter into this Agreement and otherwise to carry out its obligations thereunder. The execution, delivery, and performance by Obligor of this Agreement and the filings contemplated therein have been duly authorized by all necessary action on the part of Obligor and no further action is required by the Obligor.

(b) Obligor represents and warrants that it has no place of business or offices where its respective books of account and records are kept (other than temporarily at the offices of its attorneys or accountants) or places where Collateral is stored or located, except as set forth on Schedule A attached hereto;

(c) Except as set forth on Schedule D, Obligor is the sole owner of the Collateral (except for non-exclusive licenses granted by Obligor in the ordinary course of business), free and clear of any liens, security interests, encumbrances, rights or claims, and is fully authorized to grant the Security Interest in and to pledge the Collateral. Except as set forth on Schedule D, there is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license, or transfer or any notice of any of the foregoing (other than those that have been filed in favor of the Secured Party pursuant to this Agreement) covering or affecting any of the Collateral. Except as set forth on Schedule D, so long as this Agreement shall be in effect, the Obligor shall not execute and shall not knowingly permit to be on file in any such office or agency any such financing statement or other document or instrument (except to the extent filed or recorded in favor of the Secured Party pursuant to the terms of this Agreement).

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(d) No part of the Collateral has been judged invalid or unenforceable. No written claim has been received that any Collateral or Obligor’s use of any Collateral violates the rights of any third parties. There has been no adverse decision to Obligor’s claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to the Obligor’s right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of any Obligor, threatened before any court, judicial body, administrative or regulatory agency, arbitrator, or other governmental authority.

(e) Obligor shall at all times maintain its books of account and records relating to the Collateral at its principal place of business and its Collateral at the locations set forth on Schedule A attached hereto and may not relocate such books of account and records or tangible Collateral unless it delivers to the Secured Party at least 30 days prior to such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interest to create in favor of the Secured Party valid, perfected and continuing first priority liens in the Collateral.

(f) This Agreement creates in favor of the Secured Party a valid security interest in the Collateral securing the payment and performance of the Obligations and, upon making the filings described in the immediately following sentence, a perfected security interest in such Collateral. Except for the filing of financing statements on Form UCC-I under the UCC with the jurisdictions indicated on Schedule B, attached hereto, no authorization or approval of or filing with or notice to any governmental authority or regulatory body is required either (i) for the grant by the Obligor of, or the effectiveness of, the Security Interest granted hereby or for the execution, delivery and performance of this Agreement by the Obligor or (ii) for the perfection of or exercise by the Secured Party of its rights and remedies hereunder.

(g) On the date of execution of this Agreement, Obligor will deliver to the Secured Party one or more executed UCC financing statements on Form UCC-1 under the UCC with respect to the Security Interest for filing with the jurisdictions indicated on Schedule B, attached hereto and in such other jurisdictions as may be requested by the Secured Party.

(h) The execution, delivery, and performance of this Agreement does not conflict with or cause a breach or default, or an event that with or without the passage of time or notice, shall constitute a breach or default, under any agreement to which the Obligor is a party or by which the Obligor is bound. Except as set forth on Schedule 3(h), no consent (including, without limitation, from stockholders or creditors of the Obligor) is required for the Obligor to enter into and perform its obligations hereunder.

(i) Obligor shall at all times maintain the liens and Security Interest provided for hereunder as valid and perfected liens and security interests in the Collateral in favor of the Secured Party until this Agreement and the Security Interest hereunder shall be terminated pursuant to Section 11 hereof. Obligor hereby agrees to defend the same against any and all persons. The Obligor shall safeguard and protect all Collateral for the account of the Secured Party. At the request of the Secured Party, the Obligor will sign and deliver to the Secured Party at any time or from time to time one or more financing statements pursuant to the UCC (or any other applicable statute) in form reasonably satisfactory to the Secured Party and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Secured Party to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, the Obligor shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interest hereunder, and the Obligor shall obtain and furnish to the Secured Party from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interest hereunder.

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(j) Obligor will not transfer, pledge, hypothecate, encumber, license (except for sales of inventory and non-exclusive licenses granted by such Obligor in the ordinary course of business), sell, or otherwise dispose of any of the Collateral without the prior written consent of the Secured Party.

(k) Obligor shall, within ten (10) days of obtaining knowledge thereof, advise the Secured Party promptly in writing, in sufficient detail, of any substantial change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Party’s Security Interest therein.

(l) Obligor shall promptly execute and deliver to the Secured Party such further deeds, mortgages, assignments, security agreements, financing statements, or other instruments, documents, certificates, and assurances and take such further action as the Secured Party may from time to time request and may in its sole discretion deem necessary to perfect, protect, or enforce its Security Interest in the Collateral.

(m) Obligor shall permit the Secured Party and its representatives and agents to inspect the Collateral at any time, and to make copies of records pertaining to the Collateral as may be requested by the Secured Party from time to time.

(n) Obligor will take all steps reasonably necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action, and accounts receivable in respect of the Collateral.

(o) Obligor shall promptly notify the Secured Party in writing and in sufficient detail upon becoming aware of any attachment, garnishment, execution, or other legal process levied against any Collateral and of any other information received by the Obligor that may materially affect the value of the Collateral, the Security Interest or the rights and remedies of the Secured Party hereunder.

(p) Schedule E attached hereto lists all of the patents, patent applications, trademarks, trademark applications, registered copyrights, and domain names owned by any of the Debtors as of the date hereof. Schedule E lists all material licenses in favor of Obligor for the use of any patents, trademarks, copyrights and domain names as of the date hereof. All material patents and trademarks of Obligor have been duly recorded at the United States Patent and Trademark Office and all material copyrights of Obligor have been duly recorded at the United States Copyright Office.

(q) All information heretofore, herein or hereafter supplied to the Secured Party by or on behalf of the Obligor with respect to the Collateral is accurate and complete in all material respects as of the date furnished.

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4. Defaults. The following events shall be “Events of Default”:

(a) The occurrence of a Triggering Event (as defined in the Note) under the Note;

(b) Any representation or warranty of the Obligor in this Agreement shall prove to have been incorrect in any material respect when made; and

(c) The failure by Obligor to observe or perform any of its obligations hereunder or the Note, for five (5) days after receipt by Obligor of notice of such failure from the Secured Party.

5. Duty To Hold In Trust. Upon the occurrence of any Event of Default and at any time thereafter, Obligor shall, upon receipt by it of any revenue, income or other sums subject to the Security Interest, whether payable pursuant to the Note or otherwise, or of any check, draft, note, trade acceptance, or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Party, such funds to be segregated from other funds of the Obligor in the deposit account to be opened pursuant to Section 3(q) herein, and shall forthwith endorse and transfer any such sums or instruments, or both, to the Secured Party for application to the satisfaction of the Obligations.

6. Rights and Remedies Upon Default. Upon the occurrence of any Event of Default and at any time thereafter, the Secured Party shall have the right to exercise all of the remedies conferred hereunder and under the Note, and the Secured Party shall have all the rights and remedies of a secured party under the UCC and/or any other applicable law (including the Uniform Commercial Code of any jurisdiction in which any Collateral is then located). Without limitation, the Secured Party shall have the following rights and powers:

(a) The Secured Party shall have the right to take possession of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and the Obligor shall assemble the Collateral and make it available to the Secured Party at places which the Secured Party shall reasonably select, whether at the Obligor’s premises or elsewhere, and make available to the Secured Party, without rent, all of the Obligor’s respective premises and facilities for the purpose of the Secured Party taking possession of, removing, or putting the Collateral in saleable or disposable form.

(b) The Secured Party shall have the right to operate the business of the Obligor using the Collateral and shall have the right to assign, sell, lease, or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Secured Party may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to the Obligor or right of redemption of the Obligor, which are hereby expressly waived. Upon each such sale, lease, assignment or other transfer of Collateral, the Secured Party may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of the Obligor, which are hereby waived and released.

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7. Applications of Proceeds. The proceeds of any such sale, lease, or other disposition of the Collateral hereunder shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys’ fees and expenses incurred by the Secured Party in enforcing their rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Obligations, and to the payment of any other amounts required by applicable law, after which the Secured Party shall pay to the Obligor any surplus proceeds. If, upon the sale, license, or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Party are legally entitled, the Obligor will be liable for the deficiency, together with interest thereon, at the rate of 18% per annum or such lesser amount permitted by applicable law (the “Default Rate”), and the reasonable fees of any attorneys employed by the Secured Party to collect such deficiency. To the extent permitted by applicable law, the Obligor waives all claims, damages, and demands against the Secured Party arising out of the repossession, removal, retention, or sale of the Collateral, unless due to the gross negligence or willful misconduct of the Secured Party.

8. Costs and Expenses. The Obligor agrees to pay all out-of-pocket fees, costs, and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements, continuation statements, partial releases, and/or termination statements related thereto or any expenses of any searches reasonably required by the Secured Party. The Obligor shall also pay all other claims and charges which in the reasonable opinion of the Secured Party might prejudice, imperil, or otherwise affect the Collateral or the Security Interest therein. The Obligor will also, upon demand, pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Secured Party may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of the Secured Party under the Note. Until so paid, any fees payable hereunder shall be added to the principal amount of the Note and shall bear interest at the Default Rate.

9. Responsibility for Collateral. Obligor assumes all liabilities and responsibility in connection with all Collateral, and the obligations of the Obligor hereunder or under the Note shall in no way be affected or diminished by reason of the loss, destruction, damage, or theft of any of the Collateral or its unavailability for any reason.

10. Security Interest Absolute. All rights of the Secured Party and all Obligations of the Obligor hereunder, shall be absolute and unconditional, irrespective of (a) any lack of validity or enforceability of this Agreement, the Note, or any agreement entered into in connection with the foregoing, or any portion hereof or thereof, (b) any change in the time, manner, or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Note or any other agreement entered into in connection therewith, (c) any exchange, release, or nonperfection, of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guaranty, or any other security, for all or any of the Obligations, (d) any action by the Secured Party to obtain, adjust, settle, and cancel in their sole discretion any insurance claims or matters made or arising in connection with the Collateral, or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to the Obligor, or a discharge of all or any part of the Security Interest granted hereby. Until the Obligations shall have been paid and performed in full, the rights of the Secured Party shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy. The Obligor expressly waives presentment, protest, notice of protest, demand, notice of nonpayment, and demand for performance. If any time any transfer of any Collateral or any payment received by the Secured Party hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any parties other than the Secured Party, then, in any such event, the Obligor’s obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof. The Obligor waives all right to require the Secured Party to proceed against any other person or to apply any Collateral which the Secured Party may hold at any time, or to marshal assets, or to pursue any other remedy. The Obligor waives any defense arising by reason of the application of the statute of limitations to any Obligation secured hereby.

11. Term of Agreement.

(a) This Agreement and the Security Interest shall terminate on the date on which all payments under the Note have been made in full and all other Obligations have been paid or discharged, unless earlier terminated by written agreement of the Obligor and the Secured Party. Upon such termination, the Secured Party, at the request and at the expense of the Obligor, will join in executing any termination statement with respect to any financing statement executed and filed pursuant to this Agreement.

12. Power of Attorney; Further Assurances.

(a) The Obligor authorizes the Secured Party, and does hereby make, constitute and appoint it, and its respective officers, agents, successors or assigns with full power of substitution, as the Obligor’s true and lawful attorney-in-fact, with power, in its own name or in the name of the Obligor, to, after the occurrence and during the continuance of an Event of Default, (i) endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of such Secured Party; (ii) to sign and endorse any UCC financing statement or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (iii) to pay or discharge taxes, liens, security interests, or other encumbrances at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, receipt for, compromise, settle, and sue for monies due in respect of the Collateral; and (v) generally, to do, at the option of such Secured Party, and at the Obligor’s expense, at any time, or from time to time, all acts and things which such Secured Party deems necessary to protect, preserve, and realize upon the Collateral and the Security Interest granted therein in order to effect the intent of this Agreement, the Note, and the Transaction Documents all as fully and effectually as the Obligor might or could do; and the Obligor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

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(b) On a continuing basis, Obligor will make, execute, acknowledge, deliver, file and record, as the case may be, in the proper filing and recording places in any jurisdiction, including, without limitation, the jurisdictions indicated on Schedule B, attached hereto, all such instruments, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by the Secured Party, to perfect the Security Interest granted hereunder and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to the Secured Party the grant or perfection of a security interest in all the Collateral.

(c) Obligor hereby irrevocably appoints the Secured Party as its attorney-in-fact, with full authority in the place and stead of the Obligor and in the name of the Obligor, from time to time in such Secured Party’s discretion, to take any action and to execute any instrument which such Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including the filing, in its sole discretion, of one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of the Obligor where permitted by law.

13. Notices. All notices, requests, demands and other communications hereunder shall be in writing, with copies to all the other parties hereto, and shall be deemed to have been duly given when (i) if delivered by hand, upon receipt, (ii) upon transmission if sent by electronic mail, (iii) if sent by nationally recognized overnight delivery service (receipt requested), the next business day or (iv) if mailed by first-class registered or certified mail, return receipt requested, postage prepaid, four days after posting in the U.S. mails, in each case if delivered to the following addresses:

If to Obligor:	Naya Therapeutics, Inc.
1200 Biscayne Blvd, Suite 1960
Miami, FL 33132
Attention: Daniel Teper, CEO
Email: daniel@nayabiosciences.com

If to Secured Party:	INVO Fertility, Inc.
5582 Broadcast Court
Sarasota, FL 34240
Attention: Steven Shum, CEO
Email: sshum@invobio.com

14. Other Security. To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement, or property of any other person, firm, corporation, or other entity, then the Secured Party shall have the right, in its sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Party’s rights and remedies hereunder.

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15. Miscellaneous.

(a) No course of dealing between the Obligor and the Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power, or privilege hereunder or under the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.

(b) All of the rights and remedies of the Secured Party with respect to the Collateral, whether established hereby or by the Note or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

(c) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings, and agreements with respect thereto. Except as specifically set forth in this Agreement, no provision of this Agreement may be modified or amended except by a written agreement specifically referring to this Agreement and signed by the parties hereto.

(d) If any provision of this Agreement is held to be invalid, prohibited, or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable. If, notwithstanding the foregoing, any provision of this Agreement is held to be invalid, prohibited, or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition, or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

(e) No waiver of any breach or default or any right under this Agreement shall be considered valid unless in writing and signed by the parties giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

(f) This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and its successors and assigns.

(g) Each of the parties hereto shall take such further action and execute and deliver such further documents as may be necessary or appropriate to carry out the provisions and purposes of this Agreement.

(h) This Agreement shall be construed in accordance with the laws of the State of Nevada except to the extent the validity, perfection, or enforcement of a security interest hereunder in respect of any particular Collateral which are governed by a jurisdiction other than the State of Nevada in which case such law shall govern. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of any Nevada State or United States Federal court over any action or proceeding arising out of or relating to this Agreement, and the parties hereto hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such Nevada State or Federal court. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other inner provided by law. The parties hereto further waive any objection to venue in the State of Nevada and any objection to an action or proceeding in the State of Nevada, on the basis of forum non conveniens.

(i) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement in the event that any signature is delivered by electronic mail transmission, such signature shall create a valid binding obligation of the parties executing (or on whose behalf such signature is executed) the same with the same force and effect as if such electronic signature were the original thereof.

************

9

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the date first above written.

OBLIGOR:

NAYA THERAPEUTICS, INC.

By:
Name:	Daniel Teper
Title:	CEO

SECURED PARTY:

INVO FERTILITY, INC.

By:
Name:	Steven Shum
Title:	CEO

10

SCHEDULE A

Principal Place of Business of the Obligor:

19505 Biscayne Blvd, Suite 2350 3rd Floor, Aventura, FL 33180. This property is rented by the Debtor and not owned by them.

Locations Where Collateral is Located or Stored:

19505 Biscayne Blvd, Suite 2350 3rd Floor, Aventura, FL 33180

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SCHEDULE B

Jurisdictions:

Delaware

12

SCHEDULE C

Technology has been licensed into Obligor pursuant to each of the attached licenses. These assets constitute part of the Collateral hereunder solely to the extent of Obligor’s rights, titles and interest thereto:

●	License Agreement by and between Obligor and Inserm Transfert SA, dated December 19, 2023.

●	Assignment and Assumption of Material Transfer and License Agreement and Consent, by and between Obligor, Cytovia Therapeutics, LLC, and ProteoNic B.V., dated December 5, 2023.

●	Second Amendment and Supplemental Agreement, by and between Obligor, Cytovia Therapeutics, LLC, Yissum Research Development Company of the Hebrew University of Jerusalem, Ltd. (“Yissum”), and University of Rijeka Faculty of Medicine (“Rijeka”).

●	Assignment and Assumption Agreement by and between Obligor, Cytovia, and STC Biologics, Inc.

●	Novation Agreement by and between Obligor, Cytovia, and Shin Nippon Biomedical Laboratories, Ltd.

●	Assignment and Assumption of License and Consent by and between Obligor, Cytovia, and CytoLynx Therapeutics Hong Kong Limited.

●	Sublicense Agreement and Consent by and between Obligor, Cytovia, and Dr. Jean Kadouche.

13

SCHEDULE D

None.

14

SCHEDULE E

PCT/US2022/023538 WO 2022/216744 (P-626965-PC)	Apr. 5, 2022 Oct. 13, 2022 (Apr. 5, 2021)	Bispecific Antibodies Targeting NKp46 And GPC3 And Methods of Use Thereof
PCT/US2022/023501 WO 2022/216723 (P-626967-PC)	Apr. 5, 2022 Oct. 13, 2022 (Apr. 5, 2021)	Bispecific Antibodies Targeting NKp46 And CD38 And Methods of Use Thereof

File Number	Application num.	Title	Country
P-626965-PC	PCT/US2022/023538
P-626965-BR	BR 112023020572-7	BISPECIFIC ANTIBODIES TARGETING NKP46 AND GPC3 AND METHODS OF USE THEREOF	Brazil
P-626965-CA	3216059	BISPECIFIC ANTIBODIES TARGETING NKP46 AND GPC3 AND METHODS OF USE THEREOF	Canada
P-626965-CN	202280036626	BISPECIFIC ANTIBODIES TARGETING NKP46 AND GPC3 AND METHODS OF USE THEREOF	China
P-626965-EP	EP22785323.1	BISPECIFIC ANTIBODIES TARGETING NKP46 AND GPC3 AND METHODS OF USE THEREOF	Europe
P-626965-IL	307466	BISPECIFIC ANTIBODIES TARGETING NKP46 AND GPC3 AND METHODS OF USE THEREOF	Israel
P-626965-IN	202317073811	BISPECIFIC ANTIBODIES TARGETING NKP46 AND GPC3 AND METHODS OF USE THEREOF	India
P-626965-JP	TBD	BISPECIFIC ANTIBODIES TARGETING NKP46 AND GPC3 AND METHODS OF USE THEREOF	Japan
P-626965-KR	10-2023-7038061	BISPECIFIC ANTIBODIES TARGETING NKP46 AND GPC3 AND METHODS OF USE THEREOF	South Korea
P-626965-MX	MX/a/2023/011775	BISPECIFIC ANTIBODIES TARGETING NKP46 AND GPC3 AND METHODS OF USE THEREOF	Mexico
P-626965-SG	11202307554Q	BISPECIFIC ANTIBODIES TARGETING NKP46 AND GPC3 AND METHODS OF USE THEREOF	Singapore
P-626965-US	18/285,628	BISPECIFIC ANTIBODIES TARGETING NKP46 AND GPC3 AND METHODS OF USE THEREOF	USA

P-626967-PC	PCT/US2022/023501
P-626967-BR	BR 112023020574-3	BISPECIFIC ANTIBODIES TARGETING NKP46 AND CD38 AND METHODS OF USE THEREOF	Brazil
P-626967-CA	3,216,053	BISPECIFIC ANTIBODIES TARGETING NKP46 AND CD38 AND METHODS OF USE THEREOF	Canada
P-626967-CN	TBD	BISPECIFIC ANTIBODIES TARGETING NKP46 AND CD38 AND METHODS OF USE THEREOF	China
P-626967-IL	307468	BISPECIFIC ANTIBODIES TARGETING NKP46 AND CD38 AND METHODS OF USE THEREOF	Israel
P-626967-IN	202317073782	BISPECIFIC ANTIBODIES TARGETING NKP46 AND CD38 AND METHODS OF USE THEREOF	India
P-626967-JP	TBD	BISPECIFIC ANTIBODIES TARGETING NKP46 AND CD38 AND METHODS OF USE THEREOF	Japan
P-626967-KR	10-2023-7038026	BISPECIFIC ANTIBODIES TARGETING NKP46 AND CD38 AND METHODS OF USE THEREOF	South Korea
P-626967-MX	MX/a/2023/011776	BISPECIFIC ANTIBODIES TARGETING NKP46 AND CD38 AND METHODS OF USE THEREOF	Mexico
P-626967-SG	11202307547Q	BISPECIFIC ANTIBODIES TARGETING NKP46 AND CD38 AND METHODS OF USE THEREOF	Singapore
P-626967-US	18/285,633	BISPECIFIC ANTIBODIES TARGETING NKP46 AND CD38 AND METHODS OF USE THEREOF	USA

15